Exhibit 10.1

                 SECURITIES PURCHASE AND STOCK OPTION AGREEMENT

     This Securities Purchase and Stock Option Agreement (this "Agreement") is made by and between Red Giant Entertainment, Inc., a Nevada corporation (the "Company") and Russell C. Weigel, III, an individual (the "Investor") (the Company and the Investor may be referred to collectively as the "Parties").

                                    RECITALS

     WHEREAS, the Investor made an unsolicited request to purchase the Company's restricted securities directly from the Company; and

     WHEREAS, the Company currently has 12,000,000,000 shares of common stock, par value $0.0001 per share ("Common Stock") authorized, and 5,373,515,796 shares of Common Stock outstanding; and

     WHEREAS, the Company currently has 100,000,000 shares of preferred stock authorized and a series of preferred stock designated as Series Z, par value $0.0001 per share, of which 10,000,000 shares of Series Z preferred stock are issued and outstanding; and

     WHEREAS, in the previous twelve days the Company's common stock price has reached $0.0001 per share, and the Company is willing to sell to Investor its restricted common stock at that price or restricted Series Z shares at 100 times the price of common stock or $0.01 per share; and

     WHEREAS, Investor desires the option to purchase additional equity securities in the Company in traunches of $10,000.00 each at the current market price; and

     WHEREAS, the Company desires to sell to the Investor and the Investor desires to purchase from the Company common stock or Series Z shares upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the Parties hereto as follows:

                                    ARTICLE 1
    SALE AND PURCHASE OF THE SHARES AND OPTION TO PURCHASE ADDITIONAL SHARES

Section 1.01. ISSUANCE OF THE SHARES.

     Subject to the terms and conditions set forth herein, and on the basis of the representations, warranties and agreements herein contained, the Company shall sell to the Investor, and the Investor shall purchase from the Company, the securities stated in Section 1.02.

Section 1.02. CONSIDERATION AND PAYMENT FOR THE SHARES AND STOCK OPTION.

     As consideration for this Agreement, the Investor hereby tenders $10,000.00, and in exchange therefor the Company sells its restricted Series Z shares at $0.01 per share, and the option to purchase up to $40,000.00 in additional shares of Company common stock at $0.0001 per share or its Series Z shares at $0.01 per share pursuant to Investor's exercise of the option and payment for the shares selected therein ("Option Shares") (collectively, the "Shares") using the notice of exercise attached hereto.

Section 1.03. LEGENDS; SHARES NOT REGISTERED UNDER THE SECURITIES ACT OF 1933.

     The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). The certificates representing the Shares shall bear a legend substantially the same as the following:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

This Agreement is not part of a public offering and is intended to be made pursuant to exemption from registration as set forth in Section 4(a)(2) of the Act or Regulation D and to be exempt from the registration requirements of various state securities laws as may be applicable.

Section 1.04. EXERCISE OF OPTION.

         The Investor, or the person or persons having the right to exercise the Option upon the death or disability of the Investor, shall exercise the Option by delivering to the Company written notice specifying the number of Option Shares which the Investor elects to purchase, together with either (i) cash,
(ii) cancellation of any indebtedness owed by the Company to the Investor, or
(iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the common stock purchased shall thereupon be promptly delivered. The Investor will not be deemed to be a holder of any shares, pursuant to the exercise of the Option, until the date of issuance to the Investor of a stock certificate, for such shares, and until the shares are paid in full.

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
Section 1.05 TIME OF EXERCISE.

         The Investor may exercise the right to purchase Option Shares at any time, in whole or in part, on or before December 31, 2016. In the event the Investor fails to exercise his right to acquire all Option Shares within the foregoing timeframe, all rights of the Investor with respect to such Option Shares shall terminate.

Section 1.06. ADJUSTMENT OF OPTION SHARES.

         In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, or other change affecting the corporate structure of the Company's shares, the Board shall adjust the number and price of shares which may be delivered under this Agreement in such a manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such shares.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.01. INVESTOR REPRESENTATIONS AND WARRANTIES.

     The Investor hereby represents and warrants that:

     (a) The Investor acknowledges that the Shares are "restricted securities" (as such term is defined in Rule 144 promulgated under the Act ("Rule 144")), that the shares will include the restrictive legend set forth in Section 1.03 of this Agreement, and, except as otherwise set forth in this Agreement, that the shares cannot be sold unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless Investor otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

     (b) The Investor has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the shares. Investor represents that Investor is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. Investor has reviewed this Agreement and the Disclosure Documents (as defined in Section 2.02(b)) with care. Additionally, Investor has had a full opportunity to inspect the books and records of the Company and to make any and all inquiries of Company officers and directors regarding the Company and its business as Investor has deemed appropriate.

     (c) The Investor is not an "Accredited Investor" as defined in Regulation D of the Act or Investor, either alone or with Investor's professional advisers (who are unaffiliated with, have no equity interest in, and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has sufficient knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of an investment in the shares offered by the Company and of making an informed

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
investment decision with respect thereto and has the capacity to protect Investor's own interests in connection with Investor's proposed investment in the shares.

     (d) The Investor is acquiring the shares solely for the Investor's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in such shares.

     (e) The Investor will not sell or otherwise transfer the shares without registration under the Act or an exemption therefrom and fully understands and agrees that the Investor must bear the economic risk of the Investor's purchase for an indefinite period of time because, among other reasons, the shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.

     (f) The Investor is not acquiring the shares based upon his knowledge of material non-public information about the Company, and the Investor further avers that he is not aware of any material non-public information about the Company.

Section 2.02. COMPANY REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents, warrants and covenants to the Investor as follows:

     (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its businesses as described in the Disclosure Documents (as defined below) and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a material adverse effect on the business of the Company. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Closing. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the issuance of the shares or any securities issuable in respect of the shares pursuant to this Agreement except with respect to applicable federal and state securities laws.

     (b) The Company is not current in the filing of its periodic disclosure reports with the SEC and makes no representations about its prospects beyond

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
what has been filed in its current reports and most recently filed Form 10-Q with the SEC (collectively, the "Disclosure Documents"), all of which are incorporated herein by this reference as if such documents were set forth herein in their entirety.

     (c) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (B) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (C) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy. The shares have been duly authorized and will be validly issued, fully paid and non-assessable; all corporate action required to be taken for the authorization, issue and sale of the shares has been duly and validly taken; to the best knowledge of the Company, the shares are not and will not be subject to the preemptive rights of any stockholder of the Company which have not been waived.

     (d) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it, free and clear of all liens, claims, encumbrances, security interests and defects of any material nature whatsoever, except for Permitted Liens. "Permitted Liens" means liens, claims, encumbrances, security interests and defects of any material nature whatsoever that are described in the Disclosure Documents or otherwise disclosed to the Investor.

     (e) There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which the Company believes would materially adversely affect the value or the operation of the properties or the business of the Company, except as set forth in the Disclosure Documents.

     (f) The financial statements of the Company contained in the Disclosure Documents fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

     (g) There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, as of the latest dates as of which such condition or prospects, respectively, are set forth in this Agreement and the Disclosure Documents; and the outstanding debt, the property and the business of the Company each conforms in all material respects to the descriptions thereof contained herein and therein.

     (h) The Company is not in violation of its Articles of Incorporation or Bylaws concerning the shares. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions contained herein, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the

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
creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is subject; nor will such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company; except for any conflict, breach, default, lien, charge or encumbrance which does not have a material and adverse effect on the Company, any of its business, property or assets, or any transactions contemplated hereby.

     (i) Neither the Disclosure Documents nor this Agreement contain any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All statements of material facts herein or therein (including, without limitation, any attachment, exhibit or schedule hereto or thereto) are true and correct as of the date hereof.

     (j) All shares of the Company acquired by Investor pursuant to this Agreement or otherwise shall have registration rights under the Act, and such shares then beneficially owned by Investor shall be included in the next securities registration statement filed with the SEC under the Act by the Company if any of such shares are not registered in any other registration under the Act.

     (k) Neither the Company, nor any of its respective officers, directors, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had a materially adverse effect on the assets, business operations of the Company as reflected in any of the financial statements delivered to the Investor, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.

     (l) The minute books and corporate records of the Company contain a complete summary of all meetings and actions of the managers, members, officers, directors and stockholders of the Company since the time of its incorporation (and of any predecessor to the Company) and reflect all transactions referred to in such minutes accurately in all respects.

     (m) The Company has not paid or promised to pay any form of compensation to any unlicensed finders, whether in the form of finders fees, origination fees, referral fees, or otherwise.

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
                                   ARTICLE III
                     CONDITIONS TO THE PARTIES' OBLIGATIONS

     The obligation of the Company to sell the shares at the Closing is subject to the following conditions:

     (a) The representations and warranties of the Investor contained herein shall be true and correct in material respects on and as of the Closing.

     (b) There shall be no preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the shares.

                                   ARTICLE IV
                                 INDEMNIFICATION

     (a) The Company hereby agrees to defend, indemnify and hold harmless the Investor against any and all losses, claims, damages or liabilities to which such Investor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Disclosure Documents, in any documents executed or delivered in connection herewith or therewith, or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state "blue sky" laws, or any breach by the Company of its obligations, representations or warranties hereunder.

     (b) The Investor hereby agrees to defend, indemnify and hold harmless the Company and its respective stockholders, directors, employees, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company's stockholders, directors, employees, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any breach by Investor of its obligations, representations or warranties hereunder.

     (c) Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnifying

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
party shall not relieve the indemnifying party of its obligations hereunder except to the extent such indemnifying part has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification.

     In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party's control of the defense. Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel (for all indemnified parties) shall be borne by the indemnifying party (in the case of the Investor, one additional counsel for the Investor. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

     (d) In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any contributions from others) up to the amount of the Purchase Price, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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
                                    ARTICLE V
                                     NOTICES

     Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by facsimile transmission to the addresses of the Parties set forth below each Party's signature on this Agreement. The persons and addresses set forth below each Party's signature on this Agreement may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Article, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by facsimile transmission in accordance with the provisions of this Article, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

                                   ARTICLE VI
                                  MISCELLANEOUS

     (a) This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Florida applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law. The Parties agree that the courts of the County of Miami-Dade, State of Florida, shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

     (b) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

     (c) This Agreement represents the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

     (d) The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

     (e) The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

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     (f) The attachment hereto is hereby incorporated herein as if such attachment was fully set forth herein in its entirety and is expressly made a part of this Agreement.

     (g) The terms of this Agreement may only be amended or modified by the written agreement of the Parties.

     (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

     (i) All Parties to this Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement to be effective as of March 4, 2016.

COMPANY:

Red Giant Entertainment, Inc.,
a Nevada corporation


/s/ Benny R. Powell
------------------------------------------
By:  Benny R. Powell
Its: President
Address: 614 E. Hwy 50, Suite 235
Clermont, FL 34711

INVESTOR:


/s/ Russell C. Weigel, III
------------------------------------------
By: Russell C. Weigel, III
Address: 5775 Blue Lagoon Drive, Suite 100
Miami, FL 33126

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
                                   ATTACHMENT

                          STOCK OPTION EXERCISE NOTICE

     The undersigned Investor and Red Giant Entertainment, Inc. (the "Company") are parties to a Securities Purchase and Stock Option Agreement (the "Option Agreement"). The Investor hereby notifies the Company that the Investor wishes to exercise Options for the number and type of restricted shares specified below as of the exercise date indicated.

Check one of the following:

[_______] Company Common Stock, $0.0001 par value, exercisable @ $0.0001 per share

or

[_______] Company Series Z Preferred Stock, $0.0001 par value, exercisable @$0.01 per share

Number of Shares Exercised:
                           ------------------------------------------

Total Exercise Price:
                      -----------------------------------------------

Form of Payment:
                -----------------------------------------------------

Date of Exercise:
                  ---------------------------------------------------

         The Investor represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes. The Investor acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the "Act") or any state securities law and are "restricted securities" as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability. The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.


-----------------------------          -----------------------------
Russell C. Weigel, III                 Date

5775 Blue Lagoon Drive, Suite 100
Miami, Florida 33126

ACCEPTED BY RED GIANT ENTERTAINMENT, INC.:

By:
   ---------------------------------------

Title:
      ------------------------------------

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